UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2005

Hawk Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13797	34-1608156
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Public Square, Suite 1500, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216 861-3553

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On May 3, 2005, Hawk Corporation issued a press release announcing financial results for the first quarter ended March 31, 2005. A copy of this press release was posted to Hawk's website (www.hawkcorp.com) and a copy is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

Exhibits:
99.1 Hawk Corporation Press release dated May 3, 2005

Pursuant to General Instruction B, Subsection 2 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securirties Act of 1934, as amended, but is instead furnished as required by that section

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawk Corporation

May 3, 2005	By:	Thomas A. Gilbride

Name: Thomas A. Gilbride
Title: Vice President - Finance and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Hawk Corporation first quarter 2005 press release